SVB Financial Group Q2 2019 Financial Highlights Record Quarterly Earnings and Profitability July 25, 2019 To our Stakeholders: We are pleased to report outstanding second quarter results, with Earnings per Share of $6.08, Net Income of $318 million and an industry-leading Return on Equity of 23 percent. This performance is the result of healthy markets for our clients and continued effective execution against our strategy. Our results reflect exceptional warrant and investment gains; robust balance sheet growth; healthy net interest income growth, despite net interest margin pressures; solid core fee income; stable credit and well-managed expenses. The power of the SVB platform to drive growth Our continued strong performance demonstrates the power of SVB’s place at the center of the innovation ecosystem and the ways in which our strategy and values reinforce the foundation we’ve laid for long-term growth. Our long-term commitment to innovators and investors enables us to understand their businesses, give advice and solve their problems to improve the probability of their success. The networks and deep relationships we’ve cultivated globally over decades allow us to make meaningful connections for our clients and provide value well beyond the capabilities of a typical bank. Our strategy has enabled us to outperform peers over the long term and we believe it will contribute to continued outperformance in the future. Q2: Focus on what matters Several key themes capture what we believe is most important about the quarter and the market environment: 1. Healthy markets and strong execution on our strategy setting the stage for continued growth; 2. Strong balance sheet growth driving net interest income growth, with NIM headwinds; 3. Our proactive strategy to manage the impact of a declining rate environment; 4. The power of our liquidity franchise as the engine for NII growth; 5. Stable credit with an improving risk profile; 6. Levers to drive long-term profitability; and 7. Continued execution on our strategy through investment in growth and operating leverage. Healthy markets and strong execution set the stage for continued growth Venture Capital investment retained its momentum in the second quarter with $33 billion invested in more than 3,000 companies. Our new client acquisition remained strong, with more than 1,200 core commercial clients added during the quarter, continuing the robust client acquisition trend of the last five years and resulting in net client growth of 63 percent since 2015. Our access to and ability to work with clients at these earliest stages, and to keep them as they grow, remains a key part of our strategy. A flood of long-awaited IPOs helped drive Q2 exits of $138 billion, the highest quarterly VC-backed exit values in history. IPOs made up 95 percent of this activity and 69 percent of the venture backed companies that went public during the quarter were SVB Clients. While big technology IPOs got most of the headlines, our Life Science and Healthcare clients accounted for nearly half of these IPOs. Our clients’ IPO activity during the quarter resulted in exceptional warrant and investment gains of $77 million. 1 Q2 2019 Earnings Highlights

VC fundraising rebounded somewhat in the second quarter and remains on a healthy trajectory relative to the past five years, with $21 billion raised so far in 2019. The current robust exit activity is likely to support continued fundraising and investment, as a portion of those cash flows is reallocated back into new investments. Strong VC numbers tell only part of the story, however, given the increasing amounts of capital for investment available from PE investors, hedge funds, corporate VCs, family offices and traditional asset managers. US private equity investment improved in the second quarter following a slow Q1, with first half deal values of approximately $300 billion, on pace with the first six months of 2018. PE fundraising showed even greater improvement, surpassing the first six months of 2018 with $102 billion raised year to date. This healthy market activity provided the right environment for our strong performance. Against this backdrop, we continued to execute on our strategy of enhancing client experience, improving employee enablement, enhancing risk management, and driving revenues and scalable, long-term growth. Strong balance sheet growth drives NII growth, with NIM headwinds We saw superior balance sheet growth in the second quarter driven by exceptional client liquidity, with robust increases in both loans and client funds. These increases helped drive healthy NII growth, although market rates on investments and deposits, as well as competition for loans, impacted overall yields and provided headwinds to net interest margin. Assets Average loans grew by 3.6 percent to $29.4 billion, driven primarily by capital call lending, which now constitutes 50 percent of the loan portfolio, and by record growth in our Private Bank lending. While commitments to our technology and life science clients grew slightly, lending remained flat as those clients continued to enjoy ample market liquidity. Average fixed income investment securities increased by 4.7 percent to $23.1 billion, although yields were slightly lower at 2.57 percent. New purchases totaled $2.6 billion at 2.79 percent, versus maturity yields of 2.25 percent. As a result of changes in market rates, we have lowered our assumptions on new purchase yields for the rest of 2019 by 40 basis points. We expect average tax-effected purchase yields between 2.30 and 2.40 percent and overall investment portfolio yields will remain flat or increase slightly for the remainder of 2019. Client funds Average total client funds increased by 4 percent to $142.6 billion, primarily as a result of healthy client funding and exit markets for our technology and life science clients. • Average on-balance sheet deposits increased by 6.5 percent to $53.0 billion, primarily driven by funds from our technology and life science clients, and partially offset by lower balances from our Asia clients. • Average interest-bearing deposit growth of 29 percent to $14.8 billion exceeded our growth expectations, due to the success of new products related to our deposit growth initiative. Interest bearing deposits now constitute 28 percent of total deposits (up from 23 percent in Q1). Our total deposit costs increased by 13 basis points due to strong interest-bearing deposit growth during the quarter but remained very low at just 36 basis points. We are increasing our full-year deposit outlook to growth in the low double digits, as a result of our better-than- forecast deposit growth and the momentum created by our deposit growth initiatives. We expect the majority of 2019 deposit growth to occur in interest-bearing products. 2 Q2 2019 Earnings Highlights

Net Interest Income and NIM Net interest income increased by 3.2 percent to $532.3 million. This increase was driven by higher interest income from higher loan, fixed-income investment and cash balances, which were partially offset by a $19.2 million increase in interest expense related to our successful deposit growth initiatives. Net Interest margin declined by 13 basis points to 3.68 percent. This was due to several factors: • Higher deposit costs of $19.2 million (13 bps) related to our successful deposit initiative. • An increase of 2 basis points in total loan yields, driven by an increase in loan fee yields due to higher loan prepayments. This was offset by lower gross loan yields related to competition and growth from our lower-yielding Private Equity and Private Bank portfolios. We are reducing our full year 2019 outlooks for NII and NIM due to strong interest-bearing deposit growth and our expectations for lower fixed-income reinvestment rates, continued intense pricing competition for loans and deposits, and growth in lower-yielding Private Equity loans. • We expect Net Interest Income growth in the low teens, versus our prior outlook of the mid-teens. • We expect NIM of 3.60% to 3.70%, a decline of 10 basis points from our prior outlook of 3.70% to 3.80%. This reflects our expectations for lower gross loan yields and higher full-year deposit costs of between 30 and 40 basis points. • If we were to see the two 25 basis point Fed Funds decreases in July and September implied by the forward curve, we would expect to revise our NII expectations for 2019 down to the low double digits and NIM expectations to between 3.50 % and 3.60%. Noninterest Expense Noninterest Expense increased by 2.1 percent to $243.2 million. This increase was driven by higher compensation and benefits expense primarily from higher salaries and wages related to merit increases, as well as an increase in the number of average full-time equivalent employees. For the remainder of 2019, we plan to continue investing in our initiatives, which you will see reflected mainly in higher professional services costs. We expect to end the year at the lower end of our expense outlook range. We are proactively managing the impact of a declining rate environment We continue to work toward our goal of managing the impact of rate decreases on our net interest income sensitivity to less than 10% in a 100 basis point shock scenario. We have a variety of strategies underlying this effort, but the primary ones are interest rate swaps, continued extension of our fixed-income securities portfolio, and adapting our deposit pricing to market rates. Taking into account our expectations for the impact of our balance sheet strategies through the rest of 2019, we are forecasting a $40 to $50 million annualized, pre-tax reduction in NII for each 25 basis point Fed Funds decrease, which equates to approximately 2 percent of our net interest income. This estimate assumes deposit beta between 50 and 70 percent and continued deposit growth primarily in interest-bearing accounts. Our actual results will be impacted by a variety of factors, including future demand for interest-bearing deposit products; the impact of competition on loan yields; and whether we expect to continue growing on-balance sheet deposits, which depends in large part on the velocity of deposit flows, particularly continued distributions by Private Equity firms. 3 Q2 2019 Earnings Highlights

Power of our liquidity franchise provides the engine for Net Interest Income growth Our balance sheet strategy remains our most powerful tool for driving net interest income growth in a declining rate environment. Our deep relationships with clients generate a continuous stream of low-cost client liquidity, providing ample funding for growth in high-quality loans and investments and cash to manage our day-to-day liquidity. We have demonstrated our ability to offer clients the right mix of products that meet their needs while enabling us to drive funding on or off the balance sheet to optimize our deposit mix, and we will use this approach to manage to our long-term ROE and EPS growth targets. Stable credit with an improving risk profile Credit quality, remained solid in the second quarter, with strong underlying metrics and no change in our outlook for 2019. Our credit performance reflects continued growth in high-quality loan categories, such as Private Equity and Private Bank, as well as the gradual improvement of our risk profile over the years, as early stage loans, which tend to have higher loss rates, have become a much smaller portion of our overall mix. Our provision for credit losses was $24 million in the second quarter, a decrease from the first quarter, and in line with recent quarters. Our allowance for loan losses remained stable at 1.03%, reflecting an increase in performing reserves and a decrease in reserves for non-performing loans due primarily to the overall growth in loans during the quarter and the continued change in mix of our overall loan portfolio. Charge-offs of $26 million were partially offset by strong recoveries of $10 million. Non-performing loans decreased by 29 percent to $97 million, following the successful resolution of several large non-performing loans, including full repayment of our two largest non- performing loans. Levers to drive profitable growth in a changing rate environment Looking forward, we believe we can continue to drive profitable growth and operating efficiency in a declining rate environment. • We continue to invest in geographic expansion, domestically and globally; digital enhancements to improve client acquisition and retention as well as the client experience; and diversification of our business into complementary areas that increase our value to clients, as with our acquisition of SVB Leerink. • We have the ability, through products and pricing, to reprice and reposition excess deposits on or off the balance sheet over time. • Our capital and liquidity remain very strong and we continue to accrete capital, which gives us the power to invest as necessary in our business or return capital to investors, under the right circumstances. • Finally, we continue investing in our business to take advantage of the growth opportunities we see and drive growth, efficiency and scalability over the long term. Continued execution on our strategy through investment in growth and operating leverage To that end, we remain focused on our efforts to drive revenue growth and transform our business while making it more efficient through investments in client experience, employee engagement, risk management, scalability and revenue growth. Many of the investments we’re making will improve our operating leverage and efficiency over the long term, and we are already seeing some of those benefits from initiatives that are well underway, such as our client and loan onboarding. 4 Q2 2019 Earnings Highlights

Our efforts to drive revenue growth through expanded product offerings, improved penetration and extension of our platform globally are also gaining traction. We recently unveiled a new Private Bank/Wealth Management client portal that gives our Private clients access to their accounts, advisors and financial services from any device. At the same time, we’ve been developing new lending solutions for these clients customized to their needs and liquidity profiles. In a similar vein, we rolled out our new SVB Gateway initiative to early stage clients. The SVB Gateway gives clients a single digital entry point to all of their accounts and the entire SVB platform and, over the next year, we expect to phase the gateway in for all clients. The Private Bank portal and SVB Gateway are both examples that will enable us to grow by serving clients at scale, improving and deepening engagement, while achieving the optimal balance of self-service and high-touch. While we expect to continue investing throughout the coming rate cycle while keeping expense growth well managed, we also have the flexibility to manage the timing and impact of our investments to reduce our expense growth trajectory, should the environment worsen notably. We believe our investments in growth and scalability now will enable us to capture market share and build our market position around the world in the years to come. Q2 summary: Continued strong performance, positive outlook and long-term growth catalysts Our strong performance in the second quarter, healthy markets and exceptional client liquidity make us optimistic about our business and our growth prospects. While declining rates are a concern, they are a near-term concern. Our long-term growth strategy has never hinged on interest rates. Instead, it depends on our continued ability to prove our value to innovators and their investors, to capture the lion’s share of new companies year after year, and to forge deep and lasting bonds with our clients as they grow. This not only leads to better product penetration and larger, more profitable relationships, but to a continuous cycle of successful exits and liquidity events, which, in turn, drives more new company formation and continues to expand the opportunity. We believe our continued focus on our clients’ success; and our ongoing investments in clients, employees, products and revenue growth will enable us to make the most of this cycle, to get even better and more efficient at serving our clients, and to further strengthen our position as the bank of the global innovation economy. Greg Becker President and CEO 5 Q2 2019 Earnings Highlights

Q2 2019 Financial Highlights July 25, 2019

Contents • Q2 2019 overview: continued strong growth and healthy markets • The power of the SVB platform • Focus on what matters (Q2 themes) • Q2 2019 wrap and outlook changes This presentation should be reviewed with our Q2 2019 earnings release and CEO letter, as well as the company’s SEC filings Q2 2019 Financial Highlights 2

Q2 2019: Record quarterly earnings and profitability Strong Q2 growth driven by healthy markets and continued strong execution of our long-term strategy EPS: Net Income: ROE: $6.08 $318M 23% Q2’19 FINANCIAL HIGHLIGHTS Record earnings and profitability $77M $1.0B $5.5B Warrant gains; Loan growth Client funds growth investment gains (Average vs. Q1) (Average vs. Q1) net of NCI 1 3% 28% Strong & stable Net interest income Core fee income Credit quality growth growth 1,2 (vs. Q1) (YoY) 1. Non-GAAP financial measure. See “use of non-GAAP Financial Measures” section in our earnings release filed as an exhibit to the Form 8-K on July 25, 2019, for reconciliation to GAAP. 2. Excludes SVB Leerink Q2 2019 Financial Highlights 3

The power of the SVB platform MISSION VISION Be the most sought-after financial partner Increase our clients’ helping innovators, enterprises, and investors probability of success move bold ideas forward, fast. STRATEGY Deliver critical solutions, insights and connections to fast-growth innovation enterprises, investors and market influencers to accelerate their growth. VALUES STRATEGIC PRIORITIES We start with EMPATHY for others. Enhance Client Experience We speak & act with INTEGRITY. Improve Employee Engagement & Enablement We embrace DIVERSE perspectives. Strengthen Risk Management We take RESPONSIBILITY. Drive Business Unit Growth We keep LEARNING & IMPROVING. Propel Business Transformation Q2 2019 Financial Highlights 4

Focus on what matters 1. Healthy markets and strong execution driving growth 2. Strong balance sheet growth with NIM headwinds 3. Power of liquidity franchise provides engine for NII growth 4. Proactively managing the impact of a declining rate environment 5. Stable credit and improving risk profile 6. Levers to drive long-term profitability 7. Strategic execution and investment in growth and operating leverage Q2 2019 Financial Highlights 5

Healthy markets and strong execution set stage for continued growth Robust client SVB VC/PE investment fueling 1,200+ new CLIENT acquisition driving clients in COUNT strong liquidity Q2’19 35,000 share of a growing • 2019 VC investment of $66B market 30,000 on track for 2nd highest year 2015–2019 CAGR: on record 15% (Annualized) 25,000 • 2019 PE deal values consistent 20,000 with strong 2018 Other Private Bank PE/VC 15,000 Record VC-backed exit values VC-Backed • $138B Q2 VC exits driven by 10,000 robust IPO market Pre- 5,000 • SVB clients represented 69% VC-Backed of Q2 US VC-backed IPOs 0 2015 2016 2017 2018 6/30/19 Source: 2Q 2019 Pitchbook-NVCA Venture Monitor and Pitchbook 2Q 2019 US PE Breakdown Strong client funnel and acquisition, although competition remains intense Q2 2019 Financial Highlights 6

Strong balance sheet growth driving NII with NIM headwinds (1 of 2) INTEREST-EARNING ASSETS Billions Strong loan growth although mix and $28.4 $29.4 $25.6 competition compressing loan yields Overall $21.2 Loan Yield • $0.9B growth in capital call lending (now 50% of 5.63% 5.65% 5.30% 4.85% loan portfolio vs. soft limit of 55%) and $132M Loan Yield of growth from our Private Bank lending Loans, 5.10% 5.01% net of fees 4.77% and interest net of 4.22% • Competition driving lower pricing on capital call unearned recoveries income lines, reducing gross loan yield by 9 bps 2017 2018 3/31/2019Q1 2019 6/30/2019Q2 2019 Fixed income yields slightly lower in Q2, with $27.6 $28.5 $25.5 $26.6 2.58% 2.57% expectation for flat to slightly increasing 2.36% yields for remainder of 2019 Fixed Income 1.88% Yield Fixed • Q2 new purchases of $2.6 billion at 2.79% vs. Income Securities cash-flow maturity yields of 2.25% • New purchase yield assumptions for the rest of Cash & 2019 declined by approximately 40 bps Equiv. 2017 2018 Q1 2019 Q2 2019 Strong asset generation, funded by robust client liquidity, but market rates and competition impact asset yields Q2 2019 Financial Highlights 7

Strong balance sheet growth driving NII with NIM headwinds (2 of 2) TOTAL FUNDING SOURCES Strong deposit growth but higher mix of Billions interest-bearing deposits drove increase $57.9 Total in cost of deposits $55.0 $53.3 Cost of Deposits • Majority of deposit growth driven by new $46.8 0.36% and deepening relationships with Tech and Life Science clients • Expect limited growth in average non- Non-interest- 0.23% interest bearing balances for rest of 2019 Bearing Deposits and potential impact from PE fund distributions in Q3/Q4 • Total cost of deposits remains low at 36 Interest-bearing 0.06% bps Deposits Borrowings 0.02% • Flexibility to adjust deposit rates down in Other 2017 2018 Q1 2019 Q2 2019 a lower rate environment Net interest income outlook* lowered to low teens and net interest margin outlook to 3.60%-3.70% as deposit mix and lower market rates not fully offset by stronger balance sheet growth * Outlook assumes no changes in Fed Funds rate Q2 2019 Financial Highlights 8

Proactively managing the impact of a declining rate environment MODEL SENSITIVITY EXPECTED OUTCOME Static Balance Sheet Assumption Forecasted Scenario Differences • Expectation of stable re- $63M investment rates on $40-$50M investment securities (annualized) • Managing cash balances (annualized) Decline in pre-tax net interest lower than period-end levels Decline in pre-tax net interest income income from -25 bps parallel shift from 25 bps Fed Funds rate decrease OUR EXPECTATIONS STRATEGIES IMPLEMENTED TO MANAGE SENSITIVITY: Interest Rate Deposit Price Other Swaps Strategy Strategies • Converting variable • Adapting to • Extending maturity rate loans to fixed declining market on our investment rates (deposit beta) portfolio • $2.0B of notional outstandings as of • Expectation for • Loan floors July 19, 2019, with higher deposit beta ability to increase (50%-70%) With the two 25 bps Fed Funds rate decreases in July and September implied by the Forward Curve as of 7/23/19, we would expect 2019 NII growth to be in the low double digits and NIM to be between 3.50% and 3.60% Q2 2019 Financial Highlights 9

Power of liquidity franchise provides engine for net interest income growth With excess Long-term Ample low-cost Funding strong held in cash financial client liquidity loan growth and investment targets: securities ROE and EPS growth • Strong deposit franchise and deep relationships provide low-cost client liquidity to support balance sheet growth • Proven flexibility to drive funding on and off balance sheet to meet short-term needs • New products to meet client needs and provide additional levers to optimize deposit mix • Long-term focus on ROE and EPS Q2 2019 Financial Highlights 10

Stable credit and improving risk profile Continued growth in and mix shift towards high-quality assets with historically low losses Provision for credit losses Non-performing loans/total-gross loans Net charge-offs/average total gross loans (annualized) $92M $88M $53M 0.51% 0.34% 0.33% 0.27% 0.22% 0.17% 2017 2018 2019 YTD PE/PB: 54% PE/PB: 60% PE/PB: 61% ES: 6% ES: 6% ES: 6% Private Equity/ Private Bank and Early Stage as % of Loans Q2 2019 Financial Highlights 11

Levers to drive profitable growth in a changing rate environment Expectations Strong Capital Leveraging Deposit for Continued and Liquidity Investments in Pricing Strong Growth Position Scalability • Continued investment Use of products and Continued capital Investments in in geographic pricing to reprice and accretion provides people and expansion shift excess deposits optionality to invest or systems • Enhancement of digital on or off balance sheet return capital to to enable experience to drive over time investors continued growth client acquisition and at lower cost deepen relationships • Diversification of business (SVB Leerink) We believe we can continue to deliver strong profitability, improve operating efficiency and drive investment in our business in a lower rate environment Q2 2019 Financial Highlights 12

Continued execution on our strategy through investment in growth and operating leverage Improve Drive Scalable Drive Enhance Client Enhance Risk Employee Long-term Revenue Experience Management Enablement Growth Growth KEY INVESTMENTS Transformation of business processes New opportunities for and implementation of revenue growth scalable solutions • Expanding product offerings • Enhance client experience • Improving product penetration • Improve employee enablement • Extending platform globally • Enhance risk management • Expanding Private Bank and • Optimizing cost efficiencies Wealth Advisory • Improving long-term growth efficiency Q2 2019 Financial Highlights 13

Q2 summary: continued strong performance, positive outlook and long-term growth catalysts• Strong performance driven by healthy markets and effective execution • Exceptional client liquidity provides the foundation for continued long- term growth • Proactive balance sheet management to adapt to changing rates • Stable credit with disciplined credit risk management • Continued investment in revenue growth and operating leverage will drive long-term growth Outlook Changes Prior (April 2019) New (July 2019) Enhance Client Improve Employee Enhance Risk Average Deposit High single digits Low double digits GrowthExperience % Enablement Management Enhance Client Improve Employee Enhance Risk Net Interest Mid-teens Low teens IncomeExperience Growth% Enablement Management Enhance Client Improve Employee Enhance Risk Net Interest Margin 3.70% - 3.80% 3.60% - 3.70% Experience Enablement Management (Outlook assumes no change to Fed Funds rate) Q2 2019 Financial Highlights 14

Important information regarding forward-looking statements and use of non-GAAP financial measures The Company’s financial results for 2019 reflected in this presentation are unaudited. This document should be read in conjunction with the Company’s SEC filings. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance, and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. You can identify these and other forward-looking statements by the use of words such as “becoming,” “may,” “will,” “should,” "could," "would," “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “seek,” “expect,” “plan,” “intend,” the negative of such words, or comparable terminology. In this presentation, we make forward-looking statements discussing management’s expectations about, among other things: economic conditions; opportunities in the market; outlook on our clients' performance; our financial, credit, and business performance, including potential investment gains, loan growth, loan mix, loan yields, credit quality, deposits, noninterest income, and expense levels; and financial results. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may prove to be incorrect. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. Our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: market and economic conditions (including the general condition of the capital and equity markets, and IPO, M&A and financing activity levels) and the associated impact on us (including effects on client demand for our commercial and investment banking and other financial services, as well as on the valuations of our investments); changes in the volume and credit quality of our loans; the impact of changes in interest rates or market levels or factors affecting or affected by them, especially on our loan and investment portfolios; changes in the levels of our loans, deposits and client investment fund balances; changes in the performance or equity valuations of funds or companies in which we have invested or hold derivative instruments or equity warrant assets; variations from our expectations as to factors impacting our cost structure; changes in our assessment of the creditworthiness or liquidity of our clients or unanticipated effects of credit concentration risks which create or exacerbate deterioration of such creditworthiness or liquidity; variations from our expectations as to factors impacting the timing and level of employee share-based transactions; variations from our expectations as to factors impacting our estimate of our full-year effective tax rate; accounting changes, as required by Generally Accepted Accounting Principles (GAAP); and regulatory, tax or legal changes or their impact on us. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including (i) our latest Annual Report on Form 10-K; (ii) our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law. This presentation shall not constitute an offer or solicitation in connection with any securities. Use of Non-GAAP Financial Measures To supplement our financial disclosures that are presented in accordance with GAAP, we use certain non-GAAP measures of financial performance (including, but not limited to, non- GAAP core fee income, non-GAAP noninterest income, non-GAAP net gains on investment securities, non-GAAP non-marketable and other equity securities, non-GAAP noninterest expense and non- GAAP financial ratios) of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures (as applicable), provide meaningful supplemental information regarding our performance by: (i) excluding amounts attributable to non-controlling interests for which we effectively do not receive the economic benefit or cost of, where indicated, or (ii) providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, net income or other financial measures prepared in accordance with GAAP. Under the “Use of Non-GAAP Financial Measures” section in our latest earnings release filed as an exhibit to our Form 8-K on July 26, 2019, we have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP financial measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure. Please refer to that section of the earnings release for more information. Q2 2019 Financial Highlights 15

About SVB Financial Group For more than 35 years, SVB Financial Group (NASDAQ: SIVB) and its subsidiaries have helped innovative companies and their investors move bold ideas forward, fast. SVB Financial Group’s businesses, including Silicon Valley Bank, offer commercial, investment and private banking, asset management, private wealth management, brokerage and investment services and funds management services to companies in the technology, life science and healthcare, private equity and venture capital, and premium wine industries. Headquartered in Santa Clara, California, SVB Financial Group operates in centers of innovation around the world. Learn more at www.svb.com. SVB Financial Group is the holding company for all business units and groups © 2019 SVB Financial Group. All rights reserved. SVB, SVB FINANCIAL GROUP, SILICON VALLEY BANK, SVB LEERINK, MAKE NEXT HAPPEN NOW and the chevron device are trademarks of SVB Financial Group, used under license. Silicon Valley Bank is a member of the FDIC and the Federal Reserve System. Silicon Valley Bank is the California bank subsidiary of SVB Financial Group. Q2 2019 Financial Highlights 16